                                                                    Exhibit 10.4


                               GUARANTEE AGREEMENT

     Guarantee Agreement, dated as of August 25, 2003, among Monitronics International, Inc., a Texas corporation (the "Borrower"), each of the subsidiaries of the Borrower listed on Schedule I hereto (each such subsidiary, individually, a "Guarantor" and, collectively, the "Guarantors") and Fleet National Bank, as administrative agent under the Credit Agreement referred to in the next paragraph.

     Reference is made to the Credit Agreement, dated August 25, 2003, among the Borrower, the Lenders from time to time party thereto, Bank of America, N.A., as syndication agent, and Fleet National Bank, as Administrative Agent (as amended, restated, supplemented or otherwise modified from time to time, the "Credit Agreement"). Capitalized terms used herein and not defined herein shall have the meanings assigned to such terms in the Credit Agreement.

     The Lenders have agreed to make Loans to the Borrower pursuant to, and upon the terms and subject to the conditions specified in, the Credit Agreement. The making of the Loans will be beneficial to the Guarantors because the Guarantors are Wholly Owned Subsidiaries of the Borrower. The obligation of the Lenders to make the Loans is subject to the condition, among others, that the Guarantors execute and deliver this Guarantee Agreement.

     Accordingly, the parties hereto agree as follows:

     Section 1. Guarantee; Fraudulent Transfer, etc.; Contribution.

          (a) Each Guarantor unconditionally guarantees, jointly with the other Guarantors and severally, as a primary obligor and not merely as a surety, the Obligations. Each Guarantor further agrees that the Obligations may be extended refinanced or renewed, in whole or in part, without notice to or further assent from it and that it will remain bound upon its guarantee notwithstanding any extension, refinancing or renewal of any Obligation.

          (b) Anything in this Guarantee Agreement to the contrary notwithstanding, (i) the obligations of each Guarantor hereunder shall be limited to a maximum aggregate amount equal to the greatest amount that would not render such Guarantor's obligations hereunder subject to avoidance as a fraudulent transfer or conveyance under Section 548 of Title 11 of the United States Code or any provisions of applicable state law (collectively, the "fraudulent transfer laws") and (ii) until all the Obligations have been paid in full in cash and all commitments to lend in respect of the Obligations have terminated, each of the Guarantors expressly waives any and all rights of subrogation, reimbursement, indemnity, exoneration, contribution or any other claim that it may now or hereafter have against the Borrower, any other Loan Party, any other guarantor or any other Person directly or contingently liable for the Obligations, or against or with respect to the property of the Borrower, such other Loan Party, such other guarantor or such other Person, arising from the existence or performance hereof.

          (c) In addition to all rights of indemnity and subrogation the Guarantors may have under applicable law (but subject to this paragraph), the Borrower agrees that (i) in the event a payment shall be made by any Guarantor hereunder, the Borrower shall indemnify such Guarantor for the full amount of such payment, and such Guarantor shall, subject to the provisions of Section 1(b)(ii) hereof, be subrogated to the rights of the person to whom such payments shall have been made to the extent of such payment, and (ii) in the event that any assets of any Guarantor shall be sold pursuant to any Loan Document to satisfy any claim of any Credit Party, the Borrower shall indemnify such Guarantor in an amount equal to the greater of the book value or the fair market value of the assets so sold. Each Guarantor that is a Subsidiary (a "contributing subsidiary guarantor") agrees (subject to this paragraph) that, in the event a payment shall be made by any other Guarantor hereunder that is a Subsidiary or assets of any other such Guarantor shall be sold pursuant to any Loan Document to satisfy a claim of any Credit Party and such other Guarantor (the "claiming subsidiary guarantor") shall not have been fully indemnified by the Borrower as provided in this paragraph, the contributing subsidiary guarantor shall indemnify the claiming subsidiary guarantor in an amount equal to the amount of such payment or the greater of the book value or the fair market value of such assets, as applicable, in each case multiplied by a fraction of which the numerator shall be the net worth of the contributing subsidiary guarantor on the date hereof and the denominator shall be the aggregate net worth of all the Guarantors that are Subsidiaries on the date hereof (or, in the case of any Guarantor that is a Subsidiary becoming a party hereto pursuant to Section 20, the date of the Supplement hereto executed and delivered by such Guarantor). Any contributing subsidiary guarantor making any payment to a claiming subsidiary guarantor pursuant to this paragraph shall, subject to the provisions of Section 1(b)(ii) hereof, be subrogated to the rights of such claiming subsidiary guarantor under this paragraph to the extent of such payment. Notwithstanding any provision of this paragraph to the contrary, all rights of the Guarantors under this paragraph and all other rights of indemnity, contribution or subrogation under applicable law or otherwise shall be fully subordinated to the indefeasible payment in full in cash of the Obligations and termination of all commitments to lend in respect of the Obligations. No failure on the part of the Borrower or any Guarantor to make the payments required by this paragraph (or any other payments required under applicable law or otherwise) shall in any respect limit the obligations and liabilities of any Guarantor with respect to its obligations under this paragraph or this Guarantee Agreement, and each Guarantor shall remain liable for the full amount of the obligations of such Guarantor under this paragraph or this Guarantee Agreement.

     Section 2. Obligations Not Waived. To the fullest extent permitted by applicable law, each Guarantor waives presentment to, demand of payment from, and protest to the Borrower of any of the Obligations, and also waives notice of acceptance of its guarantee and notice of protest for nonpayment. To the fullest extent permitted by applicable law, the obligations of each Guarantor hereunder shall not be affected by (a) the failure of the Administrative Agent or any other Credit Party to assert any claim or demand or to enforce or exercise any right or remedy against the Borrower or any other Guarantor or any other Loan Party under the provisions of the Credit Agreement or any other Loan Document, or otherwise, (b) any rescission, waiver, amendment or modification of, or any release from, any of the terms or provisions of this Guarantee Agreement, any other Loan Document, any Guarantee or any other agreement, including with respect to any other Guarantor under this Guarantee Agreement or (c) the failure to perfect any security interest in, or the release or subordination of the lien of, any of the security held by or on behalf of the Administrative Agent or any other Credit Party.

     Section 3. Security. Each Guarantor authorizes the Administrative Agent and each other Credit Party to (a) take and hold security for the payment of the obligations under this Guarantee Agreement and the Obligations and exchange, enforce, waive and release or subordinate the lien of any such security, (b) apply such security and direct the order or manner of sale thereof as they in their sole discretion may determine and (c) release, subordinate the obligations of, or substitute any one or more endorsees, other Guarantors or other obligors.

     Section 4. Guarantee of Payment. Each Guarantor further agrees that its guarantee hereunder constitutes a guarantee of payment when due and not of collection, and waives any right to require that any resort be had by the Administrative Agent or any other Credit Party to any of the security held for payment of the Obligations or to any balance of any deposit account or credit on the books of the Administrative Agent or any other Credit Party in favor of the Borrower or any other person.

     Section 5. No Discharge or Diminishment of Guarantee. The obligations of each Guarantor hereunder shall not be subject to any reduction, limitation, impairment or termination for any reason (other than the indefeasible payment in full in cash of the Obligations and termination of all commitments to lend in respect of the Obligations), including any claim of waiver, release, surrender, alteration or compromise of any of the Obligations, and shall not be subject to any defense or setoff, counterclaim, recoupment or termination whatsoever by reason of the invalidity, illegality or unenforceability of the Obligations or otherwise. Without limiting the generality of the foregoing, the obligations of each Guarantor hereunder shall not be discharged or impaired or otherwise affected by the failure of the Administrative Agent or any other Credit Party to assert any claim or demand or to enforce any remedy under the Credit Agreement, any other Loan Document or any other agreement, by any waiver or modification of any provision of any thereof, by any default, failure or delay, willful or otherwise, in the performance of the Obligations, or by any other act or omission that may or might in any manner or to any extent vary the risk of any Guarantor or that would otherwise operate as a discharge of any Guarantor as a matter of law or equity (other than the indefeasible payment in full in cash of all the Obligations and termination of all commitments to lend in respect of the Obligations).

     Section 6. Defenses of Borrower Waived. To the fullest extent permitted by applicable law, each of the Guarantors waives any defense based on or arising out of any defense of the Borrower or any other Loan Party or the unenforceability of the Obligations or any part thereof from any cause, or the cessation from any cause of the liability of the Borrower or any other Loan Party, other than the final and indefeasible payment in full in cash of the Obligations and termination of all commitments to lend in respect of the Obligations. The Administrative Agent and the other Credit Parties may, at their election, foreclose on any security held by one or more of them by one or more judicial or nonjudicial sales, accept an assignment of any such security in lieu of foreclosure, compromise or adjust any part of the Obligations, make any other accommodation with the Borrower or any Guarantor or exercise any other right or remedy available to them against the Borrower or any Guarantor, without affecting or impairing in any way the liability of any Guarantor hereunder except to the extent the Obligations have been fully, finally and paid in cash and all commitments to lend in respect of the Obligations have been terminated. Pursuant to applicable law, each Guarantor waives any defense arising out of any such election even though such election operates, pursuant to applicable law, to impair or to extinguish any right of reimbursement or subrogation or other right or remedy of such Guarantor against the Borrower, any other Guarantor or any other Loan Party, as applicable, or any security.

     Section 7. Agreement to Pay; Subordination. In furtherance of the foregoing and not in limitation of any other right that the Administrative Agent or any other Credit Party has at law or in equity against any Guarantor by virtue hereof, upon the failure of the Borrower or any other Loan Party to pay any Obligation when and as the same shall become due, whether at maturity, by acceleration, after notice of prepayment or otherwise, each Guarantor hereby promises to and will forthwith pay, or cause to be paid, to the Administrative Agent or such other Credit Party as designated thereby in cash the amount of such unpaid Obligations. Upon payment by any Guarantor of any sums to the Administrative Agent or any Credit Party as provided above, all rights of such Guarantor against the Borrower arising as a result thereof by way of right of subrogation, contribution, reimbursement, indemnity or otherwise shall in all respects be subordinate and junior in right of payment to the prior indefeasible payment in full in cash of all the Obligations and termination of all commitments to lend in respect of the Obligations. In addition, any debt of the Borrower or any other Loan Party now or hereafter held by any Guarantor is hereby subordinated in right of payment to the prior indefeasible payment in full in cash of all of the Obligations and termination of all commitments to lend in respect of the Obligations. If any amount shall erroneously be paid to any Guarantor on account of (a) such subrogation, contribution, reimbursement, indemnity or similar right or (b) any such debt of the Borrower or such other Loan Party, such amount shall be held in trust for the benefit of the Credit Parties and shall forthwith be paid to the Administrative Agent to be credited against the payment of the Obligations, whether matured or unmatured, in accordance with the terms of the Loan Documents.

     Section 8. Information. Each Guarantor assumes all responsibility for being and keeping itself informed of each Loan Party's financial condition and assets, and of all other circumstances bearing upon the risk of nonpayment of the Obligations and the nature, scope and extent of the risks that such Guarantor assumes and incurs hereunder, and agrees that none of the Administrative Agent or the other Credit Parties will have any duty to advise any of the Guarantors of information known to it or any of them regarding such circumstances or risks.

     Section 9. Representations and Warranties. Each of the Guarantors represents and warrants as to itself that all representations and warranties relating to it contained in the Credit Agreement are true and correct as of the date hereof, except to the extent that such representations and warranties specifically relate to an earlier date, in which case such representations and warranties shall be true as of such earlier date.

     Section 10. Termination. The guarantees made hereunder (a) shall terminate when all the Obligations have been paid in full in cash and all commitments to lend in respect of the Obligations have been terminated and (b) shall continue to be effective or be reinstated, as applicable, if at any time payment, or any part thereof, of any Obligation is rescinded or must otherwise be restored by any Credit Party or any Guarantor upon the bankruptcy or reorganization of any Loan Party or otherwise (and whether as a result of demand, settlement, litigation or otherwise).

     Section 11. Binding Effect; Several Agreement; Assignments. Whenever in this Guarantee Agreement any of the parties hereto is referred to, such reference shall be deemed to include the successors and assigns of such party; and all covenants, promises and agreements by or on behalf of any Guarantor that are contained in this Guarantee Agreement shall bind and inure to the benefit of each party hereto and its successors and assigns. This Guarantee Agreement shall become effective as to any Guarantor when a counterpart hereof executed on behalf of such Guarantor shall have been delivered to the Administrative Agent and a counterpart hereof shall have been executed on behalf of the Administrative Agent, and thereafter shall be binding upon such Guarantor and the Administrative Agent and their respective successors and assigns, and shall inure to the benefit of such Guarantor, the Administrative Agent and the other Credit Parties, and their respective successors and assigns, except that no Guarantor shall have the right to assign its rights or obligations hereunder or any interest herein (and any such attempted assignment shall be void), except as expressly contemplated by this Guarantee Agreement and except with the prior written consent of all the Credit Parties. If any of the equity interests in any Guarantor that is a Subsidiary of the Borrower is sold, transferred or otherwise disposed of pursuant to a transaction permitted by the Loan Documents and, immediately after giving effect thereto, such Guarantor shall no longer be a Subsidiary of the Borrower, then the obligations of such Guarantor under this Guarantee Agreement shall be automatically released. This Guarantee Agreement shall be construed as a separate agreement with respect to each Guarantor and may be amended, modified, supplemented, waived or released with respect to any Guarantor without the approval of any other Guarantor and without affecting the obligations of any other Guarantor hereunder.

     Section 12. Waivers; Amendment.

          (a) No failure or delay of the Administrative Agent in exercising any power or right hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right or power, or any abandonment or discontinuance of steps to enforce such a right or power, preclude any other or further exercise thereof or the exercise of any other right or power. The rights and remedies of the Administrative Agent hereunder and of the other Credit Parties under the other Loan Documents are cumulative and are not exclusive of any rights or remedies that they would otherwise have. No waiver of any provision of this Guarantee Agreement or any other Loan Document or consent to any departure by any Guarantor therefrom shall in any event be effective unless the same shall be permitted by paragraph (b) of this Section, and then such waiver or consent shall be effective only in the specific instance and for the purpose for which given. No notice or demand on any Guarantor in any case shall entitle such Guarantor to any other or further notice or demand in similar or other circumstances.

          (b) Neither this Guarantee Agreement nor any provision hereof may be waived, amended or modified except pursuant to a written agreement entered into by, between or among the Administrative Agent and the Guarantor or Guarantors with respect to which such waiver, amendment or modification is to apply, subject to any consent required in accordance with Section 11.1 of the Credit Agreement.

     Section 13. GOVERNING LAW. THIS GUARANTEE AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE INTERNAL LAWS (AS OPPOSED TO THE CONFLICTS OF LAW PROVISIONS, BUT INCLUDING

SECTIONS 5-1401 AND 5-1402 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW
YORK) AND DECISIONS OF THE STATE OF NEW YORK.

     Section 14. Notices. All communications and notices hereunder shall be in writing and given as provided in Section 11.2 of the Credit Agreement. All communications and notices hereunder to each Guarantor shall be given to it at its address set forth in the Schedule hereto.

     Section 15. Survival of Agreement; Severability.

          (a) All covenants, agreements, representations and warranties made by the Guarantors herein and in the certificates or other instruments prepared or delivered in connection with or pursuant to this Guarantee Agreement or any other Loan Document shall be considered to have been relied upon by the Administrative Agent and the other Credit Parties and shall survive the execution and delivery of any Loan Document and the making of any Loan, regardless of any investigation made by the Credit Parties or on their behalf, and shall continue in full force and effect until this Guarantee Agreement shall terminate in accordance with its terms.

          (b) In the event any one or more of the provisions contained in this Guarantee Agreement or in any other Loan Document should be held invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein and therein shall not in any way be affected or impaired thereby (it being understood that the invalidity of a particular provision in a particular jurisdiction shall not in and of itself affect the validity of such provision in any other jurisdiction). The parties shall endeavor in good-faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.

     Section 16. Counterparts. This Guarantee Agreement may be executed in two or more counterparts, each of which shall constitute an original, but all of which, when taken together, shall constitute but one contract (subject to Section 11 hereof), and shall become effective as provided in Section 11 hereof. Delivery of an executed counterpart of this Guarantee Agreement by facsimile transmission shall be as effective as delivery of a manually executed counterpart of this Guarantee Agreement.

     Section 17. Rules of Interpretation. The rules of interpretation specified in Section 1.3 of the Credit Agreement shall be applicable to this Guarantee Agreement.

     Section 18. Jurisdiction.

          (a) Each party hereto hereby irrevocably and unconditionally submits, for itself and its property, to the nonexclusive jurisdiction of any New York State court or Federal court of the United States of America sitting in New York City, and any appellate court from any thereof, in any action or proceeding arising out of or relating to this Guarantee Agreement or the other Loan Documents, or for recognition or enforcement of any judgment, and each of the parties hereto hereby irrevocably and unconditionally agrees that, to the extent permitted by applicable law, all claims in respect of any such action or proceeding may be heard and determined in such New York State or, to the extent permitted by applicable law, in such Federal court. Each of the parties hereto agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Nothing in this Guarantee Agreement shall affect any right that any party hereto may otherwise have to bring any action or proceeding relating to this Guarantee Agreement or the other Loan Documents in the courts of any jurisdiction.

          (b) Each party hereto hereby irrevocably and unconditionally waives, to the fullest extent it may legally and effectively do so, any objection that it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Guarantee Agreement or the other Loan Documents in any court referred to in paragraph (a) of this Section. Each of the parties hereto hereby irrevocably waives, to the fullest extent permitted by law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court.

     Section 19. WAIVER OF JURY TRIAL. EACH PARTY HERETO HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS GUARANTEE AGREEMENT. EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS GUARANTEE AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION.

     Section 20. Additional Guarantors. Upon execution and delivery after the date hereof by the Administrative Agent and a Subsidiary of the Borrower of an instrument in the form of Annex 1, such Subsidiary shall become a Guarantor hereunder with the same force and effect as if originally named as a Guarantor herein. The execution and delivery of any such instrument shall not require the consent of any other Guarantor hereunder. The rights and obligations of each Guarantor hereunder shall remain in full force and effect notwithstanding the addition of any new Guarantor as a party to this Guarantee Agreement.

     Section 21. Right of Setoff. If an Event of Default shall have occurred and be continuing, each Credit Party is hereby authorized at any time and from time to time, to the fullest extent permitted by applicable law, to setoff and apply any and all deposits (general or special, time or demand, provisional or final) at any time held and other Indebtedness at any time owing by such Credit Party to or for the credit or the account of any Guarantor against any or all the obligations of such Guarantor now or hereafter existing under this Guarantee Agreement and the other Loan Documents held by such Credit Party, irrespective of whether or not such Credit Party shall have made demand under this Guarantee Agreement or any other Loan Document and although such obligations may be unmatured. The rights of each Credit Party under this Section are in addition to other rights and remedies (including other rights of setoff) which such Credit Party may have.

     Section 22. Headings. Section headings used herein are for convenience of reference only, are not part of this Guarantee Agreement and are not to affect the construction of, or be taken into consideration in interpreting, this Guarantee Agreement.

                            [Signature page follows]

     IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the day and year first above written.

                                           MONITRONICS INTERNATIONAL, INC.


                                           By: /s/ Michael Meyers
                                               ---------------------------------
                                               Name: Michael Meyers
                                               Title: Vice President & CFO


                                           -------------------------------------


                                           By:
                                               ---------------------------------
                                               Name:
                                               Title:


                                           -------------------------------------


                                           By:
                                               ---------------------------------
                                               Name:
                                               Title:

FLEET NATIONAL BANK,
as Administrative Agent


By:
    ----------------------------------
    Name:
    Title:

                    [Signature Page to Guarantee Agreement]

     IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the day and year first above written.

                                           MONITRONICS INTERNATIONAL, INC.


                                           By:
                                               ---------------------------------
                                               Name:
                                               Title:


                                           -------------------------------------


                                           By:
                                               ---------------------------------
                                               Name:
                                               Title:


                                           -------------------------------------


                                           By:
                                               ---------------------------------
                                               Name:
                                               Title:

FLEET NATIONAL BANK,
as Administrative Agent


By: /s/ John F. Lynch
    ----------------------------------
   Name: John F. Lynch
   Title: Senior Vice President

                    [Signature Page to Guarantee Agreement]

                                   SCHEDULE I
                             TO GUARANTEE AGREEMENT

                                   GUARANTORS

Grantor                                   Address for Notices
-------                                   -------------------


--------------------------------------    --------------------------------------

                                          --------------------------------------

                                          --------------------------------------


                                          With a copy to:

                                          --------------------------------------

                                          --------------------------------------

                                          --------------------------------------


--------------------------------------    --------------------------------------

                                          --------------------------------------

                                          --------------------------------------


                                          With a copy to:

                                          --------------------------------------

                                          --------------------------------------

                                          --------------------------------------

                                     ANNEX 1
                             TO GUARANTEE AGREEMENT

                               FORM OF SUPPLEMENT

     Supplement No.  , dated as of                , 200 , to the Guarantee
                   --              ---------------     -
Agreement, dated as of August   , 2003, among Monitronics International, Inc., a
                              --
Texas corporation (the "Borrower"), each of the subsidiaries of the Borrower listed on Schedule I thereto and Fleet National Bank, as administrative agent under the Credit Agreement referred to in the next paragraph (as amended, restated, supplemented or otherwise modified from time to time, the "Guarantee Agreement").

     A. Reference is made to the Credit Agreement, dated as of August   , 2003,
                                                                      --
among the Borrower, the Lenders from time to time party thereto, Bank of America, N.A., as Syndication Agent, and Fleet National Bank, as Administrative Agent (as amended, restated, supplemented or otherwise modified from time to time, the "Credit Agreement"). Capitalized terms used herein and not defined herein shall have the meanings assigned to such terms in the Credit Agreement and the Guarantee Agreement.

     B. The Guarantors have entered into the Guarantee Agreement in order to induce the Lenders to make Loans. Section 20 of the Guarantee Agreement provides that additional Subsidiaries of the Borrower may become Guarantors under the Guarantee Agreement by execution and delivery of an instrument in the form of this Supplement. The undersigned Subsidiary (the "New Guarantor") is executing this Supplement in accordance with the requirements of the Credit Agreement to become a Guarantor under the Guarantee Agreement in order to induce the Lenders to make additional Loans and as consideration for Loans previously made.

     Accordingly, the Administrative Agent and the New Guarantor agree as follows:

     Section 1. In accordance with Section 20 of the Guarantee Agreement, the New Guarantor by its signature below becomes a Guarantor under the Guarantee Agreement with the same force and effect as if originally named therein as a Guarantor, and the New Guarantor hereby (a) agrees to all the terms and provisions of the Guarantee Agreement applicable to it as a Guarantor thereunder and (b) represents and warrants that the representations and warranties made by it as a Guarantor thereunder are true and correct on and as of the date hereof, including, without limitation, with respect to itself, its operations and its assets and properties. Each reference to a "Guarantor" in the Guarantee Agreement shall be deemed to include the New Guarantor. The Guarantee Agreement is hereby incorporated herein by reference.

     Section 2. The New Guarantor represents and warrants to the Administrative Agent and the other Credit Parties that it has all requisite organizational and other powers and authority to execute, deliver and perform its obligations under this Supplement and this Supplement has been duly authorized, executed and delivered by it and constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms.

     Section 3. This Supplement may be executed in counterparts, each of which shall constitute an original, but all of which, when taken together, shall constitute but one contract. This Supplement shall become effective when the Administrative Agent shall have received counterparts of this Supplement that, when taken together, bear the signatures of the New Guarantor and the Administrative Agent. Delivery of an executed counterpart of this Supplement by facsimile transmission shall be as effective as delivery of a manually executed counterpart of this Supplement.

     Section 4. Except as expressly supplemented hereby, the Guarantee Agreement shall remain unchanged in full force and effect.

     Section 5. THIS SUPPLEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE INTERNAL LAWS (AS OPPOSED TO THE CONFLICTS OF LAW PROVISIONS, BUT INCLUDING SECTIONS 5-1401 AND 5-1402 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK) AND DECISIONS OF THE STATE OF NEW YORK.

     Section 6. In case any one or more of the provisions contained in this Supplement should be held invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein and in the Guarantee Agreement shall not in any way be affected or impaired thereby (it being understood that the invalidity of a particular provision hereof in a particular jurisdiction shall not in and of itself affect the validity of such provision in any other jurisdiction). The parties hereto shall endeavor in good-faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.

     Section 7. All communications and notices hereunder shall be in writing and given as provided in Section 14 of the Guarantee Agreement. All communications and notices hereunder to the New Guarantor shall be given to it at the address set forth under its signature below.

     Section 8. The New Guarantor agrees to reimburse the Administrative Agent for its reasonable out-of-pocket expenses in connection with this Supplement, including the reasonable fees, disbursements and other charges of counsel for the Administrative Agent.

                            [Signature page follows]

     IN WITNESS WHEREOF, the New Guarantor and the Administrative Agent have duly executed this Supplement to the Guarantee Agreement as of the day and year first above written.

                                           [NAME OF GUARANTOR]


                                           By:
                                               ---------------------------------
                                           Name:
                                                 -------------------------------
                                           Title:
                                                  ------------------------------

                                           Address:
                                                    ----------------------------

                                                    ----------------------------

                                                    ----------------------------
                                           Attention:
                                                      --------------------------
                                           Telephone No.:
                                                          ----------------------
                                           Facsimile No.:
                                                          ----------------------

FLEET NATIONAL BANK,
as Administrative Agent


By:
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Name:
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Title:
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